                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                AQUA-CHEM, INC.
                           OFFER FOR ALL OUTSTANDING
                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2008
                                IN EXCHANGE FOR
                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2008
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED
               PURSUANT TO THE PROSPECTUS DATED DECEMBER 31, 1998


AQUA-CHEM, INC. WILL ACCEPT ALL EXISTING NOTES (AS HEREINAFTER DEFINED) TENDERED AND NOT WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 5, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON THE EXPIRATION DATE.

                             THE EXCHANGE AGENT IS:
                UNITED STATES TRUST COMPANY OF NEW YORK ("USTC")

          By Mail:             Facsimile Transmission Number:    By Hand up to 4:30 p.m.:
          --------             ------------------------------    ------------------------
     United States Trust              (212) 780-0592                United States Trust
     Company of New York               (For Eligible                Company of New York
        P.O. Box 844                Institutions Only)                 111 Broadway
       Cooper Station                                                   Lower Level
New York, New York 10276-0844      Confirm by Telephone:         New York, New York 10006
    Attn: Corporate Trust                                          Attn: Corporate Trust
          Services                    (800) 548-6565                     Services
  (Registered or Certified
      Mail Recommended)

                                 By Overnight Courier and
                                by Hand after 4:30 p.m. on
                                 the Expiration Date Only:
                                --------------------------
                                    United States Trust
                                    Company of New York
                                       770 Broadway
                                        13th Floor
                                 New York, New York 10003
                                   Attn: Corporate Trust
                                         Services

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated December 31, 1998 (the "Prospectus") of Aqua-Chem, Inc., a Delaware corporation ("Aqua-Chem" or the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate of up to $125,000,000 principal amount of its 11 1/4% Senior Subordinated Notes due 2008 which have been registered under the Securities Act of 1933, as amended ("Exchange Notes") for a like principal amount of its issued and outstanding 11 1/4% Senior Subordinated Notes due 2008 (the "Existing Notes"). Recipients of a Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.



     The Letter of Transmittal is to be completed by a holder of Existing Notes in order to tender Existing Notes. Certificates representing Existing Notes must be forwarded with this Letter of Transmittal, unless tender of Existing Notes is made (i) by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- How to Tender" and
"-- Exchanging Book-Entry Notes" or (ii) according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus; in any case, instructions may be transmitted through the Automated Tender Offer Program ("ATOP") of the Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility").


     Holders of Existing Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also tender their Existing Notes by submitting a Notice of Guaranteed Delivery through ATOP.

     Any beneficial owner whose Existing Notes are registered the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such holder of Existing Notes promptly and instruct such holder of Existing Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on his own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering his Existing Notes, either make appropriate arrangements to transfer record ownership of the Existing Notes in such beneficial owner's name or obtain a properly completed bond power from the record holder of Existing Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Existing Notes must (i) complete the box entitled "Description of Existing Notes"; (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions; (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here"; and (iv) complete the Substitute Form W-9. Each holder of Existing Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Existing Notes who desire to tender the Existing Notes for exchange and (i) whose Existing Notes are not immediately available; (ii) who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date; or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Existing Notes pursuant to the guaranteed delivery procedures set forth below. See Instruction 2.

     Holders of Existing Notes who wish to tender their Existing Notes for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Existing Notes" and sign the box below entitled "Sign Here." If only these columns are completed, such holder of Existing Notes will have tendered for exchange all Existing Notes listed in column (3) below. If the holder of the Existing Notes wishes to tender for exchange less than all of such Existing Notes, column (4) must be completed in full. In such case, such holder of Existing Notes should refer to Instruction 5.

  ---------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF EXISTING NOTES
  ---------------------------------------------------------------------------------------------------------------------
                           (1)                                   (2)                  (3)                  (4)
  ---------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT
                                                             CERTIFICATE      AGGREGATE PRINCIPAL      TENDERED FOR
  NAME(S) AND ADDRESS(ES) OF REGISTERED NOTE HOLDER(S),     NUMBER(S)(1)      AMOUNT REPRESENTED    EXCHANGE (ONLY IF
              EXACTLY AS NAME(S) APPEAR(S)                 (ATTACH SIGNED             BY           DIFFERENT FROM COL.
                 ON NOTE CERTIFICATE(S)                  LIST, IF NECESSARY)  SUCH CERTIFICATE(S)        (3))(2)
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
                  TOTAL PRINCIPAL AMOUNT OF EXISTING NOTES:
  ---------------------------------------------------------------------------------------------------------------------
    (1) Column (2) need not be completed by holders of Existing Notes tendering Existing Notes for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.
    (2) The minimum permitted tender is $1,000 in principal amount of Existing Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Column (4) need not be completed by holders of Existing Notes who wish to tender for exchange the principal amount of Existing Notes listed in Column (3). Completion of
        Column (4) will indicate that the holder of Existing Notes wishes to tender for exchange only the principal amount of Existing Notes indicated in Column (4).
  ---------------------------------------------------------------------------------------------------------------------

                            TENDER OF EXISTING NOTES
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH USTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE GUARANTOR INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY).

    Name of Tendering Institution:
                                  ----------------------------------------------

    Account Number:
                   -------------------------------------------------------------

    Transaction Code Number:
                            ------------------------------

    By crediting the Existing Notes to the Exchange Agent's account at USTC in accordance with USTC's procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Existing Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal and confirms on behalf of itself and the beneficial owners of such Existing Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE GUARANTOR INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

    Name of Registered Holder of Existing Note(s):
                                                  ------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Window Ticket Number (if available):
                                        ----------------------------------------

    Name of Institution Which Guaranteed Delivery:
                                                  ------------------------------

    Account Number (if delivered by book-entry transfer):
                                                         -----------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
         -----------------------------------------------------------------------

    Address:
            --------------------------------------------------------------------

[ ] CHECK HERE IF THE BENEFICIAL OWNER OF THE EXISTING NOTES IS A PARTICIPATING
    BROKER-DEALER AND SUCH PARTICIPATING BROKER-DEALER ACQUIRED THE EXISTING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.

                       SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     Pursuant to the offer by Aqua-Chem, Inc. (the "Company") upon the terms and conditions set forth in the Prospectus dated December 31, 1998 (the "Prospectus") of the Company and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate of up to $125,000,000 principal amount of its 11 1/4% Senior Subordinated Notes due 2008 which have been registered under the Securities Act of 1933, as amended ("Exchange Notes") for a like principal amount of its issued and outstanding 11 1/4% Senior Subordinated Notes due 2008 (the "Existing Notes"), the undersigned hereby tenders to the Company for exchange the Existing Notes identified above (hereinafter the "Tendered Existing Notes").


     Subject to, and effective upon, the acceptance for exchange of the Tendered Existing Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under the Tendered Existing Notes.

     Unless otherwise indicated under "Special Issuance Instructions," above, please issue the Exchange Notes exchanged for Tendered Existing Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," above, please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below.

     The undersigned understands that tenders of Existing Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s). The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Existing Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Existing Notes to the Company or cause ownership of the Tendered Existing Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Existing Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the Tendered Existing Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Existing Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (i) the undersigned is the registered owner of all the Tendered Existing Notes; (ii) it has received from each beneficial owner of the Tendered Existing Notes ("Beneficial Owner") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal; and (iii) the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Existing Notes and the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Existing Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth above under "DESCRIPTION OF EXISTING NOTES" is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s); (ii) the undersigned and any Beneficial Owner(s) are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes; (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company; and (iv) the undersigned and any Beneficial Owner(s) acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (a) represents and warrants that, if the undersigned or any Beneficial Owner of the Existing Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Existing Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with any person to distribute the Exchange Notes to be received in the Exchange Offer; and (b) acknowledges that, by receiving Exchange Notes for its own account in exchange for Existing Notes, where such Existing Notes were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

                                PLEASE SIGN HERE
          (TO BE COMPLETED BY ALL TENDERING HOLDERS OF EXISTING NOTES REGARDLESS OF WHETHER EXISTING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
Date:
-------------------------------------------------

     Must be signed by the registered holder(s) of Existing Notes exactly as name(s) appear(s) on certificate(s) representing Existing Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below (see Instruction 6).

Name(s)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           (Include Zip/Postal Code)

Area Code and Telephone No. (
---------)
--------------------------------------------------------------------
Tax Identification or Social Security Number
----------------------------------------------------------------
                                         Please complete Substitute Form W-9

                         MEDALLION SIGNATURE GUARANTEE
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Authorized Signature
--------------------------------------------------------------------------------
Dated
------------------------------------------------
Name and Title
--------------------------------------------------------------------------------
                                 (Please Print)

Name of Firm
--------------------------------------------------------------------------------
                               (PLACE SEAL HERE)

     Unless otherwise indicated below under "Special Issuance Instructions" or "Special Delivery Instructions," the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account of DTC).

     In the event that the "Special Issuance Instructions" or "Special Delivery Instructions" box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 8)
To be completed ONLY (i) if (a) Exchange Notes issued in exchange for Existing Notes or (b) certificates for Existing Notes in a principal amount not exchanged for Exchange Notes are to be issued in the name of someone other than the undersigned, or (ii) if Existing Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility.

Issue: [ ]
Name:
-----------------------------------------------
                                 (Please Print)

Address:
---------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                           (Include Zip/Postal Code)

-------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

[ ] Credit Existing Notes not exchanged and delivered by book-entry transfer to the account set forth below:

-------------------------------------------------------
                 (Book-Entry Transfer Facility Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 8)
To be completed ONLY if certificates for Existing Notes in a principal amount not exchanged for Exchange Notes are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:
Name:
-----------------------------------------------
                                 (Please Print)

Address:
---------------------------------------------

-------------------------------------------------------

-------------------------------------------------------
                           (Include Zip/Postal Code)

-------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURE. Except as otherwise provided below, all signatures on the Letter of Transmittal must be guaranteed by, if the holder is resident in the United States, an eligible institution that is a member of one of the following recognized signature Guarantee Programs:

     (a) The Securities Transfer Agents Medallion Program (STAMP);

     (b) The New York Stock Exchange Medallion Signature Program (MSP); or


     (c) The Stock Exchange Medallion Program (SEMP).


     Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instruction" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Existing Notes are tendered for the account of an Eligible Guarantor Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Existing Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer -- How to Tender." Certificates for all physically tendered Existing Notes or any confirmation of a book-entry transfer under DTC's ATOP (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Existing Notes who elect to tender Existing Notes and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver the Existing Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Guarantor Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such holder or Eligible Guarantor Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, or an Agent's Message with respect to guaranteed delivery that is accepted by the Company, either by hand delivery, mail, telegram or facsimile transmission setting forth the name and address of the holder of such Existing Notes, the certificate number(s) of such Existing Notes and the principal amount at maturity of Existing Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange ("NYSE") trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates representing such Existing Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Guarantor Institution with the Exchange Agent; and
(c) certificates for all tendered Existing Notes, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF EXISTING NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, PROPERLY INSURED

REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE EXCHANGE AGENT. NEITHER THE LETTER OF TRANSMITTAL NOR ANY EXISTING NOTES SHOULD BE SENT TO THE COMPANY.

     No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or facsimile hereof, if applicable), all tendering holders of Existing Notes waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "DESCRIPTION OF EXISTING NOTES" above is inadequate, the certificate numbers and principal amounts at maturity of the Existing Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWALS. A tender of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Existing Notes must (i) specify the name of the person who tendered the Existing Notes to be withdrawn (the "Depositor"); (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount at maturity of such Existing Notes); (iii) be signed by the holder of Existing Notes in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Existing Notes into the name of the person withdrawing the tender; and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. Withdrawals of tenders of Existing Notes may not be rescinded, and any Existing Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Properly withdrawn Existing Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- How to Tender" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     5. PARTIAL TENDERS. (Not applicable to holders of Existing Notes who tender Existing Notes by book-entry transfer.) Tenders of Existing Notes will be accepted only in integral multiples of US $1,000 principal amount at maturity, and only if the remaining untendered portion of such Existing Notes held by the tendering holder is in a principal amount of $250,000, or any integral multiple of $1,000 in excess of such amount. If a tender for exchange is to be made with respect to less than the entire principal amount at maturity of any Existing Notes, fill in the principal amount at maturity of Existing Notes that are tendered for exchange in Column (4) of the box entitled "DESCRIPTION OF EXISTING NOTES," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount at maturity of the Existing Notes, will be sent to the holders of Existing Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

          (a) The signature(s) of the holder of Existing Note(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

          (b) If tendered Existing Notes are owned by record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          (c) If any tendered Existing Notes are registered in different names, on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

          (d) When this Letter of Transmittal is signed by the holder of the Existing Notes listed and transmitted hereby, no endorsements of Existing Notes or separate powers of attorney are required. If, however, Existing Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of such Existing Notes, then the Existing Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Existing Notes appear(s) on the Existing Notes. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor institution).

          (e) If this Letter of Transmittal or an Existing Note or power of attorney is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

          (f) If this Letter of Transmittal is signed by a person other than the registered holder of Existing Notes listed, the Existing Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Existing Notes appear(s) on the certificates. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Notes pursuant to the Exchange Offer. If, however, issuance of Exchange Notes is to be made to, or Existing Notes not tendered for exchange are to be issued or returned in the name of, any person other than the holder of Existing Notes, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the holder of Existing Notes tendering Existing Notes for exchange prior to the issuance of the Exchange Notes. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued, or if any Existing Notes not tendered for exchange are to be issued or sent, to someone other than the holder of Existing Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Existing Notes tendering Existing Notes by book-entry transfer may request that Existing Notes not accepted be credited to such account maintained at DTC as such holder of Existing Notes may designate.

     9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Existing Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Existing Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Existing Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defect or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Existing Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Existing Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Existing Notes tendered (except as otherwise provided in the Prospectus).

     11. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. If a holder of Existing Notes desires to tender an Existing Note pursuant to the Exchange Offer, but the Existing Note has been mutilated, lost, stolen or destroyed, such holder of Existing Notes should write to or telephone the Trustee, at the address listed below, concerning the procedures for obtaining replacement certificates for such Existing Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

              United States Trust Company of New York
              770 Broadway
              New York, NY 10003
              Corporate Trust Department
              Telephone: (800) 548-6565
              Facsimile: (212) 780-0592

     12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.


     13. SUBSTITUTE FORM W-9. Each tendering holder (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("'TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax withholding on any payments made pursuant to the Exchange Offer. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% on any payments made pursuant to the Exchange Offer.


     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH EXISTING NOTE CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

-----------------------------------------------------------------------------------------------------------------
                                       PAYER'S NAME:   AQUA-CHEM, INC.
-----------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                    PART I--PLEASE PROVIDE YOUR TIN IN THE BOX
                                AT THE RIGHT AND CERTIFY BY SIGNING AND       Social Security Number
                                DATING BELOW.
                                                                              OR
                                                                                 Employer Identification
                                                                                 Number
                                -----------------------------------------------------------------------------
 FORMW-9
 DEPARTMENT OF THE TREASURY     PART 2--CERTIFICATION--Under Penalties of Perjury, I certify that:
 INTERNAL REVENUE SERVICE
 PAYER'S REQUEST FOR            (1) The number shown on this form is my correct taxpayer identification
 TAXPAYER IDENTIFICATION        number (or I am waiting for a number to be issued to me), and
 NUMBER (TIN)
                                (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                    Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under- reporting interest and dividends on your tax return.
                                However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                SIGNATURE   DATE __________________
                                -----------------------------------------------------------------------------
                                PART 3--AWAITING TIN [ ]
-----------------------------------------------------------------------------------------------------------------

   NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
         WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
         IN PART 3 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

 Signature   Date ____________________
--------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

     Under current United States federal income tax law, a holder of Existing Notes whose tendered Existing Notes are accepted for exchange is required to provide the Company (as payor), through the Exchange Agent, with such holder's correct TIN on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such holder of Existing Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Existing Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery of such holder's Exchange Notes may be subject to backup withholding.

     Certain holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Existing Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Existing Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

SUBSTITUTE FORM W-9; TAXPAYER IDENTIFICATION NUMBER

     To prevent backup withholding on payments that are made with respect to Existing Notes exchanged in the Exchange Offer, each holder of Existing Notes is required to provide the Exchange Agent with either (i) the holder's correct TIN by completing the form above, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Existing Notes is awaiting a TIN) and that (A) the holder of Existing Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Existing Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption (for example, in the case of a Canadian resident holder, by submitting a completed Form W-8).

     The holder of Existing Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Existing Notes. If the Existing Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.